

    ---------------------------------------------------------------------------------------------------------------------
                                                                                Monthly Operating Report

        ------------------------------------------------------
        CASE  NAME:  ProMedCo Management Company                                ACCRUAL BASIS-1
        ------------------------------------------------------

        ------------------------------------------------------
        CASE  NUMBER:  01-42502-BJH-11                                          02/13/95, RWD, 2/96
        ------------------------------------------------------


        ------------------------------------------------------

        COMPARATIVE  BALANCE  SHEET                                                ***** AMOUNTS ARE UNAUDITED *****

        -------------------------------------------------------------------------------------------------------------
                                                SCHEDULE            MONTH             MONTH             MONTH
                                                              -------------------------------------------------------
        ASSETS                                   AMOUNT           July 2001         June 2001          May 2001
        -------------------------------------------------------------------------------------------------------------
        1.   UNRESTRICTED  CASH                      $657,834          $285,955          $761,182           $252,642
        -------------------------------------------------------------------------------------------------------------
        2.   RESTRICTED  CASH
        -------------------------------------------------------------------------------------------------------------
        3.   TOTAL  CASH                             $657,834          $285,955          $761,182           $252,642
        -------------------------------------------------------------------------------------------------------------
        4.   ACCOUNTS  RECEIVABLE  (NET)
        -------------------------------------------------------------------------------------------------------------
        5.   INVENTORY
        -------------------------------------------------------------------------------------------------------------
        6.   NOTES  RECEIVABLE
        -------------------------------------------------------------------------------------------------------------
        7.   PREPAID  EXPENSES                       $435,981          $348,650          $395,297           $457,524
        -------------------------------------------------------------------------------------------------------------
        8.   OTHER  (ATTACH  LIST)                $14,534,047        $2,130,672          $570,672           $584,607
        -------------------------------------------------------------------------------------------------------------
        9.   TOTAL  CURRENT  ASSETS               $15,627,862        $2,765,277        $1,727,152         $1,294,773
        -------------------------------------------------------------------------------------------------------------
        10.  PROPERTY,  PLANT  &  EQUIPMENT                          $3,932,482        $3,943,998         $3,268,998
        -------------------------------------------------------------------------------------------------------------
        11.  LESS:  ACCUMULATED
             DEPRECIATION / DEPLETION                                $2,470,793        $2,401,042         $2,331,292
        -------------------------------------------------------------------------------------------------------------
        12.  NET PROPERTY, PLANT &
             EQUIPMENT                             $1,092,455        $1,461,689        $1,542,956           $937,706
        -------------------------------------------------------------------------------------------------------------
        13.  DUE FROM INSIDERS
        -------------------------------------------------------------------------------------------------------------
        14.  OTHER  ASSETS  -  NET  OF AMORT.
             (Service Agreement Rights)
        -------------------------------------------------------------------------------------------------------------
        15.  OTHER (ATTACH LIST)                  $88,579,000       $54,385,093       $44,443,529        $52,487,734
        -------------------------------------------------------------------------------------------------------------
        16.  TOTAL ASSETS                        $105,299,317       $58,612,060       $47,713,637        $54,720,213
        -------------------------------------------------------------------------------------------------------------
        POSTPETITION  LIABILITIES
        -------------------------------------------------------------------------------------------------------------
         17.  ACCOUNTS  PAYABLE                                          $8,281         $ 439,353            $ 6,412
        -------------------------------------------------------------------------------------------------------------
        18.  TAXES  PAYABLE                                                 $55               $55                $55
        -------------------------------------------------------------------------------------------------------------
        19.  NOTES  PAYABLE
        -------------------------------------------------------------------------------------------------------------
        20.  PROFESSIONAL  FEES
        -------------------------------------------------------------------------------------------------------------
        21.  SECURED  DEBT                                                   $0                $0                 $0
        -------------------------------------------------------------------------------------------------------------
        22.  OTHER  (ATTACH  LIST)                                       $1,041            $1,953            $16,468
        -------------------------------------------------------------------------------------------------------------
        23.  TOTAL  POSTPETITION
             LIABILITIES                                                 $9,377          $441,362            $22,935
        -------------------------------------------------------------------------------------------------------------
        PREPETITION  LIABILITIES
        -------------------------------------------------------------------------------------------------------------
        24.  SECURED  DEBT                       $156,072,699      $134,306,861      $133,511,861       $126,489,596
        -------------------------------------------------------------------------------------------------------------
        25.  PRIORITY  DEBT                        $2,064,593        $1,176,286        $1,165,109         $1,149,101
        -------------------------------------------------------------------------------------------------------------
        26.  UNSECURED  DEBT                      $16,118,079       $15,283,345       $13,495,197        $17,517,852
        -------------------------------------------------------------------------------------------------------------
        27.  OTHER (ATTACH LIST)                                    $17,803,420       $17,870,986        $24,081,802
        -------------------------------------------------------------------------------------------------------------
        28.  TOTAL  PREPETITION  LIABILITIES     $174,255,371      $168,569,911      $166,043,153       $169,238,351
        -------------------------------------------------------------------------------------------------------------
        29.  TOTAL LIABILITIES                   $174,255,371      $168,579,289      $166,484,515       $169,261,286
        -------------------------------------------------------------------------------------------------------------
        EQUITY
        -------------------------------------------------------------------------------------------------------------
        30.  PREPETITION  OWNERS'  EQUITY         (68,956,054)     ($95,187,748)    ($107,017,977)     ($104,788,665)
        -------------------------------------------------------------------------------------------------------------
        31.  POSTPETITION  CUMULATIVE
             PROFIT  OR  (LOSS)                                    ($14,779,481)     ($11,752,901)       ($9,752,409)
        -------------------------------------------------------------------------------------------------------------
        32.  DIRECT  CHARGES  TO  EQUITY
             (ATTACH  EXPLANATION)
        -------------------------------------------------------------------------------------------------------------
        33.  TOTAL  EQUITY                       ($68,956,054)    ($109,967,229)    ($118,770,878)     ($114,541,074)
        -------------------------------------------------------------------------------------------------------------
        34.  TOTAL  LIABILITIES  &
             OWNERS'  EQUITY                     $105,299,317       $58,612,060       $47,713,637        $54,720,213
        -------------------------------------------------------------------------------------------------------------



     --------------------------------------------------------------------------------------------------------------------
                                                                                Monthly Operating Report
        ------------------------------------------------------
        CASE  NAME:  ProMedCo Management Company                                ATTACHMENT - ACCRUAL BASIS-1
        ------------------------------------------------------
        ------------------------------------------------------
        CASE  NUMBER:  01-42502-BJH-11                                          02/13/95, RWD, 2/96
        ------------------------------------------------------
                                                                                   ***** AMOUNTS ARE UNAUDITED *****
        -------------------------------------------------------------------------------------------------------------
                                                SCHEDULE            MONTH             MONTH             MONTH
                                                              -------------------------------------------------------
        ASSETS                                   AMOUNT           July 2001         June 2001          May 2001
        -------------------------------------------------------------------------------------------------------------
        8.   OTHER  CURRENT ASSETS
        -------------------------------------------------------------------------------------------------------------
             Income tax receivable                $13,983,375
             --------------------------------------------------------------------------------------------------------
             Other current assets                                      ($20,000)          $20,000            $33,934
             --------------------------------------------------------------------------------------------------------
             Sale proceeds held in escrow                            $1,600,000
             --------------------------------------------------------------------------------------------------------
             Management fees receivable              $550,672          $550,672          $550,672           $550,672
             --------------------------------------------------------------------------------------------------------
                                                  $14,534,047        $2,130,672          $570,672           $584,607
             --------------------------------------------------------------------------------------------------------

             --------------------------------------------------------------------------------------------------------

             --------------------------------------------------------------------------------------------------------
        15.  OTHER ASSETS
        -------------------------------------------------------------------------------------------------------------
             Security deposit                         $11,760           $11,760           $11,760            $11,760
             --------------------------------------------------------------------------------------------------------
             Stock and interests in subsidiaries  $87,800,000       $53,605,478       $43,663,914        $51,708,426
             --------------------------------------------------------------------------------------------------------
             Club membership                          $16,000           $16,000           $16,000            $16,000
             --------------------------------------------------------------------------------------------------------
             STAR program advancing                  $751,240          $751,855          $751,855           $751,548
             --------------------------------------------------------------------------------------------------------
                                                  $88,579,000       $54,385,093       $44,443,529        $52,487,734
             --------------------------------------------------------------------------------------------------------
        22.  OTHER  POSTPETITION LIABILITIES
        -------------------------------------------------------------------------------------------------------------
             Withholdings from employee gross payroll                    $1,041            $1,953            $16,468
             --------------------------------------------------------------------------------------------------------

             --------------------------------------------------------------------------------------------------------

             --------------------------------------------------------------------------------------------------------

             --------------------------------------------------------------------------------------------------------

             --------------------------------------------------------------------------------------------------------
        27.  OTHER PREPETITION LIABILITIES
        -------------------------------------------------------------------------------------------------------------
             Deferred revenue                                       $17,803,420       $17,870,986        $24,081,802
             --------------------------------------------------------------------------------------------------------

             --------------------------------------------------------------------------------------------------------

             --------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------



                                                                                   Monthly Operating Report

           ---------------------------------------------------------
           CASE  NAME:  ProMedCo Management Company                                ACCRUAL BASIS-2
           ---------------------------------------------------------
           ---------------------------------------------------------
           CASE  NUMBER:  01-42502-BJH-11                                          02/13/95, RWD, 2/96
           ---------------------------------------------------------
           -----------------------------------------
           INCOME STATEMENT                                               ***** AMOUNTS ARE UNAUDITED *****
           -----------------------------------------
           --------------------------------------------------------------------------------------------------------
                                                         MONTH          MONTH           MONTH          QUARTER
                                                    -----------------------------------------------
           REVENUES                                    July 2001      June 2001       May 2001          TOTAL
           --------------------------------------------------------------------------------------------------------
           1.  GROSS  REVENUES                              $76,271       $104,764      $2,948,066
           --------------------------------------------------------------------------------------------------------
           2.  LESS:  RETURNS & DISCOUNTS
           --------------------------------------------------------------------------------------------------------
           3.  NET  REVENUE                                 $76,271       $104,764      $2,948,066              $0
           --------------------------------------------------------------------------------------------------------
           COST  OF  GOODS  SOLD
           --------------------------------------------------------------------------------------------------------
           4.  MATERIAL
           --------------------------------------------------------------------------------------------------------
           5.  DIRECT  LABOR
           --------------------------------------------------------------------------------------------------------
           6.  DIRECT  OVERHEAD
           --------------------------------------------------------------------------------------------------------
           7.  TOTAL  COST  OF  GOODS  SOLD                      $0             $0              $0              $0
           --------------------------------------------------------------------------------------------------------
           8.  GROSS  PROFIT                                $76,271       $104,764      $2,948,066              $0
           --------------------------------------------------------------------------------------------------------
           OPERATING  EXPENSES
           --------------------------------------------------------------------------------------------------------
           9.  OFFICER / INSIDER  COMPENSATION             $210,478       $155,068         $83,494
           --------------------------------------------------------------------------------------------------------
           10. SELLING  &  MARKETING
           --------------------------------------------------------------------------------------------------------
           11. GENERAL & ADMINISTRATIVE                      $3,697         $6,315        $111,434
           --------------------------------------------------------------------------------------------------------
           12. RENT  &  LEASE                               $10,765        $24,183         $48,129
           --------------------------------------------------------------------------------------------------------
           13. OTHER (ATTACH LIST)                         ($53,410)      $405,778        $423,960
           --------------------------------------------------------------------------------------------------------
           14. TOTAL  OPERATING  EXPENSES                  $171,530       $591,344        $667,017              $0
           --------------------------------------------------------------------------------------------------------
           15. INCOME  BEFORE  NON-OPERATING
               INCOME & EXPENSE                            ($95,259)     ($486,580)     $2,281,049              $0
           --------------------------------------------------------------------------------------------------------
           OTHER  INCOME  &  EXPENSES
           --------------------------------------------------------------------------------------------------------
           16. NON-OPERATING INCOME (ATT.  LIST)
           --------------------------------------------------------------------------------------------------------
           17. NON-OPERATING EXPENSE (ATT.  LIST)
           --------------------------------------------------------------------------------------------------------
           18. INTEREST  EXPENSE                         $1,001,880       $936,541        $636,468
           --------------------------------------------------------------------------------------------------------
           19. DEPRECIATION / DEPLETION                     $69,751        $69,750         $76,704
           --------------------------------------------------------------------------------------------------------
           20. AMORTIZATION
           --------------------------------------------------------------------------------------------------------
           21. OTHER - Adjustment to estimated market val$1,089,388       ($63,122)    $10,009,429
           --------------------------------------------------------------------------------------------------------
           22. NET  OTHER INCOME & EXPENSES              $2,161,019       $943,169     $10,722,601              $0
           --------------------------------------------------------------------------------------------------------
           REORGANIZATION  EXPENSES
           --------------------------------------------------------------------------------------------------------
           23. PROFESSIONAL  FEES                          $760,304       $539,742
           --------------------------------------------------------------------------------------------------------
           24. U.S.  TRUSTEE  FEES                          $10,000
           --------------------------------------------------------------------------------------------------------
           25. OTHER (ATTACH LIST)
           --------------------------------------------------------------------------------------------------------
           26. TOTAL  REORGANIZATION  EXPENSES             $770,304       $539,742              $0              $0
           --------------------------------------------------------------------------------------------------------
           27. INCOME  TAX                                       $0        $31,000         $67,109
           --------------------------------------------------------------------------------------------------------
           28. NET  PROFIT  (LOSS)                      ($3,026,582)   ($2,000,491)    ($8,508,661)             $0
           --------------------------------------------------------------------------------------------------------



                                                                                   Monthly Operating Report

           ---------------------------------------------------------
           CASE  NAME:  ProMedCo Management Company                                ATTACHMENT -
           ---------------------------------------------------------
                                                                                       ACCRUAL BASIS-2
           ---------------------------------------------------------
           CASE  NUMBER:  01-42502-BJH-11                                          02/13/95, RWD, 2/96
           ---------------------------------------------------------

                                                                          ***** AMOUNTS ARE UNAUDITED *****
           -----------------------------------------
           --------------------------------------------------------------------------------------------------------
                                                         MONTH          MONTH           MONTH          QUARTER
                                                    -----------------------------------------------
                                                       July 2001      June 2001       May 2001          TOTAL
           --------------------------------------------------------------------------------------------------------
           13. OTHER OPERATING EXPENSES
           --------------------------------------------------------------------------------------------------------
               Payroll and payroll taxes                   $274,095       $264,356        $322,515
           --------------------------------------------------------------------------------------------------------
               Sales use and other taxes                       $654         $7,221            $559
           --------------------------------------------------------------------------------------------------------
               Utilities                                    $68,346        $74,274         $36,097
           --------------------------------------------------------------------------------------------------------
               Insurance                                    $19,988        $19,988         $19,905
           --------------------------------------------------------------------------------------------------------
               Travel                                       $17,606         $8,354         $23,343
           --------------------------------------------------------------------------------------------------------
               Entertainment                                 $2,311         $2,836          $2,010
           --------------------------------------------------------------------------------------------------------
               Repairs & Maintenance                           $487           $487            $763
           --------------------------------------------------------------------------------------------------------
               Supplies                                    ($27,915)      ($36,022)       ($25,143)
           --------------------------------------------------------------------------------------------------------
               Employee benefits                             $3,578        $18,546          $7,848
           --------------------------------------------------------------------------------------------------------
               Occupancy Costs
           --------------------------------------------------------------------------------------------------------
               Purchased Services                         ($412,560)       $45,738         $36,063
           --------------------------------------------------------------------------------------------------------
               Total Other Operating Expenses              ($53,410)      $405,778        $423,960
           --------------------------------------------------------------------------------------------------------

           --------------------------------------------------------------------------------------------------------
           16. NON-OPERATING INCOME (ATT.  LIST)
           --------------------------------------------------------------------------------------------------------

           --------------------------------------------------------------------------------------------------------

           --------------------------------------------------------------------------------------------------------

           --------------------------------------------------------------------------------------------------------
           17. NON-OPERATING EXPENSE (ATT.  LIST)
           --------------------------------------------------------------------------------------------------------

           --------------------------------------------------------------------------------------------------------

           --------------------------------------------------------------------------------------------------------

           --------------------------------------------------------------------------------------------------------
           21. OTHER NON-OPERATING EXPENSES
           --------------------------------------------------------------------------------------------------------

           --------------------------------------------------------------------------------------------------------

           --------------------------------------------------------------------------------------------------------

           --------------------------------------------------------------------------------------------------------

           --------------------------------------------------------------------------------------------------------
           25. OTHER REORGANIZATION EXPENSES
           --------------------------------------------------------------------------------------------------------

           --------------------------------------------------------------------------------------------------------

           --------------------------------------------------------------------------------------------------------

           --------------------------------------------------------------------------------------------------------




     ---------------------------------------------------------------------------------------------------------------
                                                                                Monthly Operating Report

      ---------------------------------------------------------
      CASE  NAME:  ProMedCo Management Company                                  ACCRUAL BASIS-3
      ---------------------------------------------------------
      ---------------------------------------------------------
      CASE  NUMBER:  01-42502-BJH-11                                            02/13/95, RWD, 2/96
      ---------------------------------------------------------

                                                                       ***** AMOUNTS ARE UNAUDITED *****
      ------------------------------------------------------------------------------------------------------------
      CASH  RECEIPTS  AND                          MONTH            MONTH            MONTH           QUARTER
                                              ---------------------------------------------------
      DISBURSEMENTS                              July 2001        June 2001         May 2001          TOTAL
      ------------------------------------------------------------------------------------------------------------
      1.   CASH - BEGINNING  OF  MONTH                $761,181         $252,641      $14,857,739
      ------------------------------------------------------------------------------------------------------------
      RECEIPTS  FROM  OPERATIONS
      ------------------------------------------------------------------------------------------------------------
      2.   CASH  SALES
      ------------------------------------------------------------------------------------------------------------
      COLLECTION  OF  ACCOUNTS  RECEIVABLE
      ------------------------------------------------------------------------------------------------------------
      3.   PREPETITION
      ------------------------------------------------------------------------------------------------------------
      4.   POSTPETITION
      ------------------------------------------------------------------------------------------------------------
      5.   TOTAL  OPERATING  RECEIPTS                 $200,799         $133,103         $416,438               $0
      ------------------------------------------------------------------------------------------------------------
      NON - OPERATING RECEIPTS
      ------------------------------------------------------------------------------------------------------------
      6.   LOANS  &  ADVANCES  (ATTACH  LIST)         $795,000         $606,368               $0
      ------------------------------------------------------------------------------------------------------------
      7.   SALE  OF  ASSETS                                 $0         $721,164               $0
      ------------------------------------------------------------------------------------------------------------
      8.   OTHER  (ATTACH  LIST)                                                              $0
      ------------------------------------------------------------------------------------------------------------
      9.   TOTAL  NON-OPERATING  RECEIPTS             $795,000       $1,327,532               $0               $0
      ------------------------------------------------------------------------------------------------------------
      10.  TOTAL  RECEIPTS                            $995,799       $1,460,635         $416,438               $0
      ------------------------------------------------------------------------------------------------------------
      11.  TOTAL  CASH  AVAILABLE                   $1,756,980       $1,713,276      $15,274,177               $0
      ------------------------------------------------------------------------------------------------------------
      OPERATING  DISBURSEMENTS
      ------------------------------------------------------------------------------------------------------------
      12.  NET  PAYROLL                               $322,759         $265,335         $240,072
      ------------------------------------------------------------------------------------------------------------
      13.  PAYROLL TAXES PAID                         $157,524         $131,508         $182,766
      ------------------------------------------------------------------------------------------------------------
      14.  SALES,  USE  &  OTHER  TAXES  PAID             $772          $38,603         $171,081
      ------------------------------------------------------------------------------------------------------------
      15.  SECURED / RENTAL / LEASES                        $0               $0               $0
      ------------------------------------------------------------------------------------------------------------
      16.  UTILITIES                                   $67,409          $75,217          $41,346
      ------------------------------------------------------------------------------------------------------------
      17.  INSURANCE                                  $113,832               $0         $217,011
      ------------------------------------------------------------------------------------------------------------
      18.  INVENTORY  PURCHASES
      ------------------------------------------------------------------------------------------------------------
      19.  VEHICLE  EXPENSES
      ------------------------------------------------------------------------------------------------------------
      20.  TRAVEL                                      $17,606          $21,353          $17,819
      ------------------------------------------------------------------------------------------------------------
      21.  ENTERTAINMENT                                $2,311           $2,952           $1,565
      ------------------------------------------------------------------------------------------------------------
      22.  REPAIRS  &  MAINTENANCE                                           $0             $276
      ------------------------------------------------------------------------------------------------------------
      23.  SUPPLIES                                     $4,369           $1,407           $1,952
      ------------------------------------------------------------------------------------------------------------
      24.  ADVERTISING
      ------------------------------------------------------------------------------------------------------------
      25.  OTHER  (ATTACH  LIST)                       $14,140         $139,545         $201,714
      ------------------------------------------------------------------------------------------------------------
      26.  TOTAL  OPERATING  DISBURSEMENTS            $700,722         $675,920       $1,075,602               $0
      ------------------------------------------------------------------------------------------------------------
      REORGANIZATION  EXPENSES
      ------------------------------------------------------------------------------------------------------------
      27.  PROFESSIONAL  FEES                         $760,304         $276,175          $51,713
      ------------------------------------------------------------------------------------------------------------
      28.  U.S.  TRUSTEE  FEES                         $10,000
      ------------------------------------------------------------------------------------------------------------
      29.  OTHER  (ATTACH  LIST)                                             $0      $13,894,221
      ------------------------------------------------------------------------------------------------------------
      30.  TOTAL  REORGANIZATION  EXPENSES            $770,304         $276,175      $13,945,934               $0
      ------------------------------------------------------------------------------------------------------------
      31.  TOTAL  DISBURSEMENTS                     $1,471,026         $952,095      $15,021,536               $0
      ------------------------------------------------------------------------------------------------------------
      32.  NET  CASH  FLOW                           ($475,227)        $508,540     ($14,605,098)              $0
      ------------------------------------------------------------------------------------------------------------
      33.  CASH - END OF MONTH                        $285,954         $761,181         $252,641               $0
      ------------------------------------------------------------------------------------------------------------


    ----------------------------------------------------------------------------------------------------------------



     ---------------------------------------------------------------------------------------------------------------
                                                                                Monthly Operating Report
      ---------------------------------------------------------
      CASE  NAME:  ProMedCo Management Company                                  ATTACHMENT -
      ---------------------------------------------------------
                                                                                     ACCRUAL BASIS-3
      ---------------------------------------------------------
      CASE  NUMBER:  01-42502-BJH-11                                            02/13/95, RWD, 2/96
      ---------------------------------------------------------

                                                                       ***** AMOUNTS ARE UNAUDITED *****
      ------------------------------------------------------------------------------------------------------------
                                                   MONTH            MONTH            MONTH           QUARTER
                                              ---------------------------------------------------
                                                 July 2001        June 2001         May 2001          TOTAL
      ------------------------------------------------------------------------------------------------------------
      ------------------------------------------------------------------------------------------------------------
      6.   LOANS  &  ADVANCES
      ------------------------------------------------------------------------------------------------------------

      ------------------------------------------------------------------------------------------------------------

      ------------------------------------------------------------------------------------------------------------

      ------------------------------------------------------------------------------------------------------------

      ------------------------------------------------------------------------------------------------------------
      8.   OTHER  NON-OPERATING RECEIPTS
      ------------------------------------------------------------------------------------------------------------

      ------------------------------------------------------------------------------------------------------------

      ------------------------------------------------------------------------------------------------------------

      ------------------------------------------------------------------------------------------------------------

      ------------------------------------------------------------------------------------------------------------

      ------------------------------------------------------------------------------------------------------------
      25.  OTHER  (ATTACH  LIST)
      ------------------------------------------------------------------------------------------------------------
           EMPLOYEE WITHHOLDINGS & BENEFITS             $5,259          $23,577          $36,972
      ------------------------------------------------------------------------------------------------------------
           OCCUPANCY COSTS
      ------------------------------------------------------------------------------------------------------------
           PURCHASED SERVICES                           $3,461           $6,001          $17,888
      ------------------------------------------------------------------------------------------------------------
           GENERAL AND ADMINISTRATIVE EXP.              $3,391          $22,214          $28,130
      ------------------------------------------------------------------------------------------------------------
           WORKING CAPITAL ADVANCE TO SUBSIDIARIES      $2,028          $87,753         $118,724
      ------------------------------------------------------------------------------------------------------------
           TOTAL OTHER OPERATING DISBURSEMENTS         $14,140         $139,545         $201,714               $0
      ------------------------------------------------------------------------------------------------------------

      ------------------------------------------------------------------------------------------------------------
      29.  OTHER  REORGANIZATION DISBURSEMENTS
      ------------------------------------------------------------------------------------------------------------

      ------------------------------------------------------------------------------------------------------------

      ------------------------------------------------------------------------------------------------------------

      ------------------------------------------------------------------------------------------------------------

      ------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------



     ---------------------------------------------------------------------------------------------------------------
                                                                                  Monthly Operating Report

      -------------------------------------------------------------
      CASE  NAME:  ProMedCo Management Company                                    ACCRUAL BASIS-4
      -------------------------------------------------------------

      -------------------------------------------------------------
      CASE  NUMBER:  01-42502-BJH-11                                              02/13/95, RWD, 2/96
      -------------------------------------------------------------

                                                                         ***** AMOUNTS ARE UNAUDITED *****
      ------------------------------------------------------------------------------------------------------------
                                                      SCHEDULE         MONTH           MONTH           MONTH
                                                                   -----------------------------------------------
      ACCOUNTS  RECEIVABLE  AGING                      AMOUNT        July 2001       June 2001       May 2001
      ------------------------------------------------------------------------------------------------------------
      1.   0-30
      ------------------------------------------------------------------------------------------------------------
      2.   31-60
      ------------------------------------------------------------------------------------------------------------
      3.   61-90
      ------------------------------------------------------------------------------------------------------------
      4.   91+
      ------------------------------------------------------------------------------------------------------------
      5.   TOTAL  ACCOUNTS  RECEIVABLE                          $0             $0              $0              $0
      ------------------------------------------------------------------------------------------------------------
      6.   AMOUNT  CONSIDERED  UNCOLLECTIBLE
      ------------------------------------------------------------------------------------------------------------
      7.   ACCOUNTS  RECEIVABLE  (NET)                          $0             $0              $0              $0
      ------------------------------------------------------------------------------------------------------------


      AGING  OF  POSTPETITION  TAXES  AND  PAYABLES                        MONTH: July 2001
                                                                                  --------------------------------

      ------------------------------------------------------------------------------------------------------------
                                        0-30            31-60          61-90            91+
      TAXES  PAYABLE                    DAYS            DAYS            DAYS           DAYS            TOTAL
      ------------------------------------------------------------------------------------------------------------
      1.   FEDERAL                                                                                            $ -
      ------------------------------------------------------------------------------------------------------------
      2.   STATE                                               $55                                           $ 55
      ------------------------------------------------------------------------------------------------------------
      3.   LOCAL                                                                                              $ -
      ------------------------------------------------------------------------------------------------------------
      4.   OTHER (ATTACH LIST)                                                                                $ -
      ------------------------------------------------------------------------------------------------------------
      5.   TOTAL  TAXES  PAYABLE                $0             $55             $0              $0             $55
      ------------------------------------------------------------------------------------------------------------

      ------------------------------------------------------------------------------------------------------------
      6.   ACCOUNTS  PAYABLE            $1,678          $1,125         $5,478                 $0           $8,281
      ------------------------------------------------------------------------------------------------------------


      ---------------------------------------------
      STATUS  OF  POSTPETITION  TAXES                                      MONTH: July 2001
                                                                                  --------------------------------
      ------------------------------------------------------------------------------------------------------------
                                                      BEGINNING        AMOUNT                         ENDING
                                                         TAX       WITHHELD AND/      AMOUNT            TAX
      FEDERAL                                        LIABILITY*      0R ACCRUED        PAID          LIABILITY
      ------------------------------------------------------------------------------------------------------------
      1.   WITHHOLDING**                                                 $125,450        $125,450              $0
      ------------------------------------------------------------------------------------------------------------
      2.   FICA-EMPLOYEE**                                                $15,309         $15,309              $0
      ------------------------------------------------------------------------------------------------------------
      3.   FICA-EMPLOYER**                                                $15,309         $15,309              $0
      ------------------------------------------------------------------------------------------------------------
      4.   UNEMPLOYMENT                                                        $0              $0              $0
      ------------------------------------------------------------------------------------------------------------
      5.   INCOME                                                                                              $0
      ------------------------------------------------------------------------------------------------------------
      6.   OTHER (ATTACH LIST)                                                                                 $0
      ------------------------------------------------------------------------------------------------------------
      7.   TOTAL  FEDERAL  TAXES                                $0       $156,068        $156,068              $0
      ------------------------------------------------------------------------------------------------------------
      STATE  AND  LOCAL
      ------------------------------------------------------------------------------------------------------------
      8.   WITHHOLDING                                         $32         $1,456          $1,456             $32
      ------------------------------------------------------------------------------------------------------------
      9.   SALES                                                                                               $0
      ------------------------------------------------------------------------------------------------------------
      10.  EXCISE                                                                                              $0
      ------------------------------------------------------------------------------------------------------------
      11.  UNEMPLOYMENT                                        $23             $0                             $23
      ------------------------------------------------------------------------------------------------------------
      12.  REAL  PROPERTY                                                                                      $0
      ------------------------------------------------------------------------------------------------------------
      13.  PERSONAL  PROPERTY                                                                                  $0
      ------------------------------------------------------------------------------------------------------------
      14.  OTHER - Franchise and income taxes                                $772            $772              $0
      ------------------------------------------------------------------------------------------------------------
      15.  TOTAL  STATE  &  LOCAL                              $55         $2,228          $2,228             $55
      ------------------------------------------------------------------------------------------------------------
      16.  TOTAL  TAXES                                        $55       $158,296        $158,296             $55
      ------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.


    ------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Monthly Operating Report

      ---------------------------------------------------
      CASE  NAME:  ProMedCo Management Company                                                       ACCRUAL BASIS-5
      ---------------------------------------------------

      ---------------------------------------------------
      CASE  NUMBER:  01-42502-BJH-11                                                                 02/13/95, RWD, 2/96
      ---------------------------------------------------
                 ***** AMOUNTS ARE UNAUDITED *****

      The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number.
      Attach additional sheets if necessary.


                                MONTH: July 2001
      ----------------------------------------           -----------------------------------------------------------------------
    BANK  RECONCILIATIONS
                                            Account #1 Account #2 Account #3 Account #4 Account #5 Account #6
    --------------------------------------------------------------------------------------------------------------------------
    A.          BANK:                          Bank of America
    ----------------------------------------------------------------------------------------------------------
    B.           ACCOUNT  NUMBER:           1630767251 3751782030 1631766518 3751782043 4771140656 3751782056      TOTAL
    ----------------------------------------------------------------------------------------------------------
                                                                     Health      Health    Employee     Employee
    C.           PURPOSE  (TYPE):           Operating   Operating   Benefits    Benefits  Benefit Plan Benefit Plan
    --------------------------------------------------------------------------------------------------------------------------
      1.   BALANCE  PER  BANK  STATEMENT        ($72,796)  $771,898         $0    $92,672    $50,713     $5,894        $848,380
      --------------------------------------------------------------------------------------------------------------------------
      2.   ADD:  TOTAL  DEPOSITS  NOT  CREDITED       $0                                                                     $0
      --------------------------------------------------------------------------------------------------------------------------
      3.   SUBTRACT:  OUTSTANDING  CHECKS      ($489,900)                        ($23,192)                            ($513,092)
      --------------------------------------------------------------------------------------------------------------------------
      4.   OTHER  RECONCILING  ITEMS            $771,898  ($771,898)                        ($43,690)   ($5,894)       ($49,584)
      --------------------------------------------------------------------------------------------------------------------------
      5.   MONTH  END  BALANCE  PER  BOOKS      $209,201         $0         $0    $69,480     $7,023         $0        $285,705
      --------------------------------------------------------------------------------------------------------------------------
      6.   NUMBER  OF  LAST  CHECK  WRITTEN
      --------------------------------------------------------------------------------------------------------------------------


      ----------------------------------------
      INVESTMENT ACCOUNTS

      --------------------------------------------------------------------------------------------------------------------------
                                               DATE OF    TYPE OF                                     PURCHASE      CURRENT
      BANK,  ACCOUNT  NAME  &  NUMBER          PURCHASE       INSTRUMENT                               PRICE         VALUE
      --------------------------------------------------------------------------------------------------------------------------
      7.
      --------------------------------------------------------------------------------------------------------------------------
      8.
      --------------------------------------------------------------------------------------------------------------------------
      9.
      --------------------------------------------------------------------------------------------------------------------------
      10.
      --------------------------------------------------------------------------------------------------------------------------
      11.  TOTAL  INVESTMENTS                                                                                $0              $0
      --------------------------------------------------------------------------------------------------------------------------

      ----------------------------------------
      CASH

      --------------------------------------------------------------------------------------------------------------------------
      12.  CURRENCY ON HAND                                                                                                $250
      --------------------------------------------------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------------------------
      13.  TOTAL  CASH  -  END  OF MONTH                                                                               $285,955
      --------------------------------------------------------------------------------------------------------------------------





     -------------------------------------------------------------------------------------------------------
                                                                            Monthly Operating Report


         -----------------------------------------------------
         CASE  NAME:  ProMedCo Management Company                           ACCRUAL BASIS-6
         -----------------------------------------------------

         -----------------------------------------------------
         CASE  NUMBER:  01-42502-BJH-11                                     02/13/95, RWD, 2/96
         -----------------------------------------------------

                              ***** AMOUNTS ARE UNAUDITED ****MONTH: _______July_2001__

         -------------------------------------------------------------------
         PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS
         -------------------------------------------------------------------

     OF THE TOTAL DISBURSEMENTS SHOWN FOR THE  MONTH,  LIST THE  AMOUNT  PAID TO
     INSIDERS  (AS  DEFINED IN SECTION 101 (31)  (A)-(F) OF THE U.S.  BANKRUPTCY
     CODE) AND TO  PROFESSIONALS.  ALSO, FOR PAYMENTS TO INSIDERS,  IDENTIFY THE
     TYPE OF COMPENSATION  PAID (e.g.  SALARY,  BONUS,  COMMISSIONS,  INSURANCE,
     HOUSING ALLOWANCE,  TRAVEL, CAR ALLOWANCE,  ETC.). ATTACH ADDITIONAL SHEETS
     IF NECESSARY.

         -------------------------------------------------------------------
                                      INSIDERS
         -------------------------------------------------------------------
                                   TYPE OF         AMOUNT      TOTAL PAID
                     NAME          PAYMENT          PAID         TO DATE
         -------------------------------------------------------------------
         1. Charles McQueary  salary                  $18,639      $122,360
         -------------------------------------------------------------------
            Charles McQueary  expense reports             $52        $2,334
         -------------------------------------------------------------------
         2. Robert Smith      salary                 $128,403      $166,776
         -------------------------------------------------------------------
            Robert Smith      expense reports            $942        $1,322
         -------------------------------------------------------------------
         3. Mike Yeary        salary                  $34,922      $133,124
         -------------------------------------------------------------------
            Mike Yeary        expense reports            $503        $8,788
         -------------------------------------------------------------------
         4. Karen Nicolaou    salary                  $20,493       $79,085
         -------------------------------------------------------------------
         5. Karen Nicolaou    expense reports          $6,524       $12,069
         -------------------------------------------------------------------
         6. TOTAL PAYMENTS TO INSIDERS               $210,478      $525,858
            ----------------------------------------------------------------


         -----------------------------------------------------------------------------------------------
                                  PROFESSIONALS
         -----------------------------------------------------------------------------------------------
                                DATE OF COURT                                                 TOTAL
                              ORDER AUTHORIZING    AMOUNT        AMOUNT      TOTAL PAID     INCURRED
                          NAME     PAYMENT        APPROVED        PAID         TO DATE     & UNPAID *
         -----------------------------------------------------------------------------------------------
         1. Andrews & Kurth         July 2001      $1,008,441      $748,266    $1,008,441            $0
         -----------------------------------------------------------------------------------------------
         2. Colvin & Petrocchi, L.  July 2001         $27,953       $12,037       $27,953            $0
         -----------------------------------------------------------------------------------------------
         3.                                                                                          $0
         -----------------------------------------------------------------------------------------------
         4.                                                                                          $0
         -----------------------------------------------------------------------------------------------
         6. TOTAL  PAYMENTS
            TO  PROFESSIONALS                      $1,036,394      $760,304    $1,036,395            $0
         -----------------------------------------------------------------------------------------------

         *  INCLUDE  ALL  FEES  INCURRED,  BOTH  APPROVED  AND  UNAPPROVED

         -----------------------------------------------------------------------------------------------
         POSTPETITION  STATUS  OF  SECURED  NOTES,  LEASES  PAYABLE  AND
         ADEQUATE PROTECTION  PAYMENTS
         -----------------------------------------------------------------------------------------------

         ---------------------------------------------------------------------------------
                                                  SCHEDULED      AMOUNTS
                                                   MONTHLY        PAID          TOTAL
                                                  PAYMENTS       DURING        UNPAID
                    NAME OF CREDITOR                 DUE          MONTH      POSTPETITION
         -----------------------------------------------------------------------------------------------
         1.
         ---------------------------------------------------------------------------------
         2.
         ---------------------------------------------------------------------------------
         6. TOTAL                                          $0            $0            $0
         ---------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------



   --------------------------------------------------------------------------------------------------------------------
                                                                                         Monthly Operating Report

     -----------------------------------------------------------------------
     CASE  NAME:  ProMedCo Management Company                                            ACCRUAL  BASIS-7
     -----------------------------------------------------------------------

     -----------------------------------------------------------------------
     CASE  NUMBER:  01-42502-BJH-11                                                      02/13/95, RWD, 2/96
     -----------------------------------------------------------------------

                                                                                  MONTH: July 2001
                                                                                         ----------------------------

     -------------------------------------
     QUESTIONNAIRE
     -------------------------------------
     ----------------------------------------------------------------------------------------------------------------
                                                                                               YES           NO
     ----------------------------------------------------------------------------------------------------------------
     1.   HAVE  ANY  ASSETS  BEEN  SOLD  OR  TRANSFERRED  OUTSIDE                                            XX
          THE  NORMAL  COURSE  OF  BUSINESS  THIS  REPORTING  PERIOD?
     ----------------------------------------------------------------------------------------------------------------
     2.   HAVE  ANY  FUNDS  BEEN  DISBURSED  FROM  ANY  ACCOUNT                                              XX
          OTHER  THAN  A  DEBTOR  IN  POSSESSION  ACCOUNT?
     ----------------------------------------------------------------------------------------------------------------
     3.   ARE ANY POSTPETITION  RECEIVABLES (ACCOUNTS, NOTES, OR                                             XX
          LOANS) DUE  FROM RELATED PARTIES?
     ----------------------------------------------------------------------------------------------------------------
     4.   HAVE  ANY  PAYMENTS  BEEN  MADE  ON  PREPETITION  LIABILITIES                        XX
          THIS REPORTING PERIOD?
     ----------------------------------------------------------------------------------------------------------------
     5.   HAVE  ANY  POSTPETITION  LOANS  BEEN  RECEIVED BY THE                                              XX
          DEBTOR FROM ANY PARTY?
     ----------------------------------------------------------------------------------------------------------------
     6.   ARE  ANY  POSTPETITION  PAYROLL  TAXES  PAST  DUE?                                                 XX
     ----------------------------------------------------------------------------------------------------------------
     7.   ARE  ANY  POSTPETITION  STATE  OR  FEDERAL  INCOME  TAXES                                          XX
          PAST  DUE?
     ----------------------------------------------------------------------------------------------------------------
     8.   ARE  ANY  POSTPETITION  REAL  ESTATE  TAXES  PAST  DUE?                                            XX
     ----------------------------------------------------------------------------------------------------------------
     9.   ARE  ANY OTHER POSTPETITION  TAXES  PAST  DUE?                                                     XX
     ----------------------------------------------------------------------------------------------------------------
     10.  ARE  ANY  AMOUNTS  OWED  TO  POSTPETITION  CREDITORS                                               XX
          DELINQUENT?
     ----------------------------------------------------------------------------------------------------------------
     11.  HAVE  ANY  PREPETITION  TAXES  BEEN  PAID  DURING  THE                                             XX
          REPORTING PERIOD?
     ----------------------------------------------------------------------------------------------------------------
     12.  ARE ANY WAGE PAYMENTS PAST DUE?                                                                    XX
     ----------------------------------------------------------------------------------------------------------------

     IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS  "YES,"  PROVIDE A  DETAILED
     EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

     4. In accordance with an approved court order, prepetition salaries and wages and employee benefit liabilities were paid during the month.
     ---------------------------------------------------------------------------
     During the month, the bank group withdrew cash from the cash collateral account as a payment against the pre-petition secured debt.
     ---------------------------------------------------------------------------

     -------------------------------------
     INSURANCE
     ----------------------------------------------------------------------------------------------------------------
                                                                                               YES           NO
     ----------------------------------------------------------------------------------------------------------------
     1.   ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER                              XX
          NECESSARY INSURANCE COVERAGES IN EFFECT?
     ----------------------------------------------------------------------------------------------------------------
     2.   ARE  ALL  PREMIUM  PAYMENTS  PAID  CURRENT?                                          XX
     ----------------------------------------------------------------------------------------------------------------
     3.   PLEASE  ITEMIZE  POLICIES  BELOW.
     ----------------------------------------------------------------------------------------------------------------

     IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES
     HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
     EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

     ----------------------------------------------------------------------------------------------------------------

     ----------------------------------------------------------------------------------------------------------------
                                      INSTALLMENT  PAYMENTS
     ----------------------------------------------------------------------------------------------------------------
               TYPE  OF                                                                        PAYMENT AMOUNT
                POLICY                  CARRIER                   PERIOD COVERED                 & FREQUENCY
     ----------------------------------------------------------------------------------------------------------------
                        Philadelphia Indemnity
   Property Insurance   Insurance Company                9-1-00 to 9-1-01              $92,378 - paid in full
   ----------------------------------------------------------------------------------------------------------------
   Automobile Insurance Hartford Insurance Company       9-24-00 to 9-24-01            $15,000 - annual
   ----------------------------------------------------------------------------------------------------------------
   General liability    Hartford Insurance Company       9-1-00 to 9-1-01              $75,388 paid in full
   ----------------------------------------------------------------------------------------------------------------
                        National Union Fire
   Fiduciary liability  Insurance Co. of Pittsburgh      4-15-01 to 4-15-02            $6,000 - paid in full
   ----------------------------------------------------------------------------------------------------------------
   Crime (Fidelity/     National Union Fire
   Dishonesty)          Insurance Co. of Pittsburgh      4-15-01 to 4-15-02            $12,500 - paid in full
   ----------------------------------------------------------------------------------------------------------------
   Errors & Ommissions
   (E&O)                Steadfast Insurance Company      10-1-00 to 10-1-01            $8,116 - paid in full
   ----------------------------------------------------------------------------------------------------------------
                        National Union Fire                                            $159,139 financed monthly -
   EPLI                 Insurance Co. of Pittsburgh      10-1-00 to 10-1-02            current on payments
   ----------------------------------------------------------------------------------------------------------------
                        National Union Fire
   Directors & Officers Insurance Co. of Pittsburgh      10-1-00 to 10-1-02            $560,000 - paid in full
   ----------------------------------------------------------------------------------------------------------------
   Commercial Umbrella
   Liability            Steadfast Insurance Company      7-31-00 to 7-31-01            $123,820 financed month - current on payment
   ----------------------------------------------------------------------------------------------------------------
   Workers Compensation Legion Insurance Company         3-29-01 to 12-31-01           $8,084 - paid in full
   ----------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------